UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
ISC8, Inc.		
	Case Number:	8:14-bk-15750-SC
	Operating Report Number:	3
Debtor(s).	For the Month Ending:	**30-Nov-14**

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			677,457.32
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			353,515.84
3. BEGINNING BALANCE:			323,941.48
4. RECEIPTS DURING CURRENT PERIOD:			
Accounts Receivable - Post-filing		0.00	
Accounts Receivable - Pre-filing		0.00	
Transfer from Other DIP Accounts		0.00	
Transfer from Closed Accounts		0.00	
DIP Funding		300,000.00	
**Other (Specify)	COBRA payment	6,619.90	
TOTAL RECEIPTS THIS PERIOD:			306,619.90
5. BALANCE:			630,561.38
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD			
Transfers to Other DIP Accounts (from page 2)		145,763.02	
Disbursements (from page 2)		83,108.29	
TOTAL DISBURSEMENTS THIS PERIOD:***			228,871.31
7. ENDING BALANCE:			401,690.07

8. General Account Number(s): USBANK[redacted]

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/21/2014	1022	ADT Security Services In	Utilities		116.18	116.18
10/21/2014	1023	Cioffi, Jan	Travel & Expenses		90.00	90.00
10/21/2014	1024	ComputerShare Inc.	Misc -		1,319.78	1,319.78
10/21/2014	1025	Dell Financial Services	Equipment Lease		2,131.74	2,131.74
10/21/2014	1026	GE Capital	Equipment Lease		695.68	695.68
10/21/2014	1027	VOID	VOID		-	0.00
10/21/2014	1028	Jones, Neal Devin	Travel & Expenses		345.69	345.69
10/21/2014	1029	Microsoft Corporation	Software License		399.80	399.80
10/21/2014	1030	Premiere Global Services	Utilities		823.60	823.60
10/21/2014	1031	Regus USA	Rent - Texas		4,134.47	4,134.47
10/21/2014	1032	TimeWarnerCable	Utilities		435.00	435.00
10/21/2014	1033	US Trustee	Restructuring Costs		325.00	325.00
10/28/2014	1034	Global IP Networks	Server Storage		950.00	950.00
10/28/2014	1035	Bay, Kirsten	Travel & Expenses		1,927.01	1,927.01
10/28/2014	1036	John Vong	Travel & Expenses		37.98	37.98
10/28/2014	1037	Colonial	EE Benefits		408.50	408.50
10/30/2014	1038	Coppertree Partners LP	Rent - Kalmus		3,300.00	3,300.00
10/30/2014	1039	FedEx	Office Supplies		106.61	106.61
10/30/2014	1040	Jones, Neal Devin	Travel & Expenses		1,094.17	1,094.17
10/30/2014	1041	Staples Business Advanta	Office Supplies		4.31	4.31
10/30/2014	1042	First Insurance Funding C	Business Insurance		3,380.69	3,380.69
11/06/2014	TRNSF	Payroll - USBank 65532	Payroll	44,851.27		44,851.27
11/06/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	16,723.61		16,723.61
11/06/2014	TRNSF	Flex - USBank-19224	EE Flex Contribution		439.56	439.56
11/07/2014	1043	Birch (formerly Cbeyond	Utilities		137.40	137.40
11/07/2014	1044	Global IP Networks	Server Storage		750.00	750.00
11/07/2014	1045	Guardian	EE Benefits		1,820.89	1,820.89
11/07/2014	1047	O'Neil Storage	Misc - Document Storage		82.95	82.95
11/07/2014	1048	United Healthcare	EE Benefits		11,858.13	11,858.13
11/07/2014	1049	Vong, John	Travel & Expenses		75.00	75.00
11/12/2014	TRNSF	Payroll - USBank 65532	Payroll	15,275.33		15,275.33
11/12/2014	TRNSF	Tax - USBank 65540	Payroll - Tax	7,914.55		7,914.55
11/12/2014	TRNSF	Flex - USBank-19224	EE Flex Contribution		263.15	263.15
11/13/2014	1050	Bay, Kirsten	Travel & Expenses		6,007.45	6,007.45
11/13/2014	1051	FedEx	Office Supplies		71.40	71.40
11/13/2014	1053	Time Warner Cable	Utilities		435.00	435.00
11/13/2014	1054	Broadway Advisors, LLC	Chief Restructuring Officer *(Oct 14)*		15,000.00	15,000.00
11/13/2014	1055	Derry, Llewellyn	Travel & Expenses		336.22	336.22
11/17/2014	1056	Jesse Henry	Rent - *(Includes 1st Month Deposit of $3,800)*		5,826.66	5,826.66
11/19/2014	1057	ADT Security Services	Utilities		59.09	59.09
11/19/2014	1058	Broadway Advisors, LLC	Chief Restructuring Officer *(Nov 14)*		15,000.00	15,000.00
11/19/2014	1059	GE Capital	Equipment Lease		664.95	664.95
11/19/2014	1060	Merit Networks	Server Storage		925.00	925.00
11/19/2014	TRNSF	Tax - USBank 65540	Payroll *(Error to USBANK[redacted])*	43,100.90		43,100.90
11/20/2014	1061	FedEx	Office Supplies		684.17	684.17
11/21/2014	TRNSF	Payroll - USBank 65532	Payroll - Tax *(Error to USBANK[redacted])*	17,897.36		17,897.36
11/30/2014	EFT	US Bank	Bank Charges		645.06	645.06
			TOTAL DISBURSEMENTS THIS PERIOD:	145,763.02	83,108.29	$228,871.31

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 11/30/2014 Balance on Statement: $401,690.07

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
1046	11/7/2014	138.00
1052	11/13/2014	504.95
1062	11/21/2014	1,199.40

TOTAL OUTSTANDING CHECKS: 1,842.35

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $399,847.72

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		77,071.18
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS		75,618.14
3. BEGINNING BALANCE:		1,453.04
4. RECEIPTS DURING CURRENT PERIOD:		121,675.63
(Transferred from DIP General Account)	78023.96	
Returned from Paychex	43651.67	
5. BALANCE:		123,128.67
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Wire Sent in Error to JPMChase	43651.67	
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	78,381.68	
TOTAL DISBURSEMENTS THIS PERIOD:***		122,033.35
7. ENDING BALANCE:		1,095.32

8. PAYROLL Account Number(s): USBANK[redacted]

Depository Name & Location: US Bank
4100 Newport Place, Suite 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/06/2014	EFT	Paychex of New York	Wage Garnishment	138.46
11/06/2014	EFT	Paychex of New York	Payroll	43,651.67
11/06/2014	EFT	Paychex of New York	Payroll Fees	224.99
11/10/2014	EFT	Principal Life	Benefits	836.15
11/12/2014	EFT	Paychex of New York	Payroll - Final payroll finance staff	15,082.12
11/14/2014	EFT	Paychex of New York	Payroll Fees	193.21
11/19/2014	EFT	Paychex of New York	Payroll Taxes - *(Error from USBANK* [redacted]	17,897.36
11/06/2014	EFT	Paychex of New York	Wage Garnishment	138.46
11/21/2014	EFT	Paychex of New York	Paychex Fees	219.26
			TOTAL DISBURSEMENTS THIS PERIOD:	78,381.68

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 11/30/2014 Balance on Statement: $1,095.32

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,095.32

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		29,055.96
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		28,055.96
3. BEGINNING BALANCE:		1,000.00
4. RECEIPTS DURING CURRENT PERIOD: (Transferred from DIP General Account)		67,739.06
5. BALANCE:		68,739.06
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	16,723.61	
Disbursements (from page 2)	51,015.45	
TOTAL DISBURSEMENTS THIS PERIOD:***		67,739.06
7. ENDING BALANCE:		1,000.00

8. TAX Account Number(s): USBANK[redacted]

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/06/2014	EFT	Paychex of New York	Payroll - Taxes	16,723.61
11/12/2014	EFT	Paychex of New York	Payroll - Taxes	7,914.55
11/21/2014	EFT	Paychex of New York	Payroll - *(Error from USBANK[redacted])*	43,100.90
			TOTAL DISBURSEMENTS THIS PERIOD:	67,739.06

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 11/30/2014 Balance on Statement: $1,000.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $1,000.00

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
D. (FLEXIBLE SPENDING ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR FLEX ACCOUNT REPORTS		14,075.19
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR FLEX ACCOUNT REPORTS		5,070.00
3. BEGINNING BALANCE:		9005.19
4. RECEIPTS DURING CURRENT PERIOD:		
Transferred from FLEX - HSBC 32675	0.00	702.71
Transferred from DIP General Account	702.71	
5. BALANCE:		9,707.90
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
TOTAL DISBURSEMENTS THIS PERIOD:***		5,355.42
7. ENDING BALANCE:		4,352.48

8. FLEX Account Number(s): USBANK [redacted]

Depository Name & Location: US Bank
4100 Newport Place, Ste 100, Newport Beach, CA 92660

TOTAL DISBURSEMENTS FROM FLEX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/17/2014	EFT	Take Care by WW	Auto - EE Cash Disbursement from Flex Acct	311.90
11/18/2014	EFT	Take Care by WW	Service Fee	70.00
11/19/2014	EFT	Take Care by WW	Auto - EE Cash Disbursement from Flex Acct	4,210.40
11/24/2014	EFT	Take Care by WW	Auto - EE Cash Disbursement from Flex Acct	499.97
11/25/2014	EFT	Take Care by WW	Auto - EE Cash Disbursement from Flex Acct	263.15
			TOTAL DISBURSEMENTS THIS PERIOD:	5,355.42

FLEX ACCOUNT
BANK RECONCILIATION

Bank statement Date: 11/30/2014 Balance on Statement: $4,352.48

Plus deposits in transit (a):

Deposit Date	Deposit Amount
None	

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
None		

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $4,352.48

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

	DIP General Account:	401,690.07
	DIP Payroll Account:	1,095.32
	DIP Tax Account:	1,000.00
*Other Accounts:	Flexible Spending Account:	4,352.48
	USBank-Payable Account - Closed:	0.00
	USBank-Payrole Account - Closed:	0.00
	HSBC-Operating Account - Closed:	0.00
	HSBC-Flex Account-Closed:	0.00
	HSBC-Payroll Account-Closed:	0.00
	USBank-Savings Account - Closed:	0.00
*Other Monies:		
	**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE: 408,137.87

Petty Cash Transactions:

Date	Purpose	Amount
None		

TOTAL PETTY CASH TRANSACTIONS: 0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Birch (formerly Cbeyond - CA)	Mo	139.92	0	0.00
Coppertree Partners LP	Mo	3,300.00	0	0.00
Dell Financial Services	Mo	2,131.74	0	0.00
GE Capital	Mo	695.68	0	0.00
Global IP Networks	Mo	750.00	0	0.00
Premiere Global Services (Global Meet)	Mo	823.60	0	0.00
Regus USA	Mo	3,994.54	0	0.00
Zvelo (1)	Qtr	6,000.00	0	0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
				0.00
			TOTAL DUE:	0.00

(1) Debtor is currently in negotiations with Zvelo.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	0.00

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	0.00	0.00	
State Withholding	0.00	0.00	
FICA- Employer's Share	0.00	0.00	
FICA- Employee's Share	0.00	0.00	
Federal Unemployment	0.00	0.00	
Sales and Use	0.00	0.00	
Real Property	0.00	0.00	
Other:			
TOTAL:	0.00	0.00	

(1) All payroll taxes paid to Paychex in conjunction with Payroll Processing

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	6,566.21		
31 - 60 days			
61 - 90 days			
91 - 120 days			
Over 120 days			
TOTAL:	6,566.21	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	CNA Insurance	$2.0M	10/1/2015	12/1/2014
Worker's Compensation	CNA Insurance	$1.0M	10/1/2015	12/1/2014
Casualty	CNA Insurance	$1.0M	10/1/2015	12/1/2014
Vehicle	CNA Insurance	$1.0M	10/1/2015	12/1/2014
Others: D&O Insurance	National Union Fire Insurance	$5.0M	5/1/2015	5/1/2015
D&O Insurance	Colony Insurance Company	$5.0M	5/1/2015	5/1/2015

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Sep-2014	75.00	325.00	21-Oct-2014	325.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		325.00		325.00	0.00

* Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Scott Millis	10/7/2014	Pre:$8,039 & Post: $7,308/Biweekly,	14,616.00
Johanna Kirsten Bay	10/7/2014	Pre:$12,475 & Post: $11,539/Biweekly,	23,078.40
John Vong	10/7/2014	Pre:$7,193 & Post: $6,539/Biweekly - Final	19,617.40

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
John Vong	10/7/2014	Final Expense Reimbursement	75.00
Johanna Kirsten Bay	10/7/2014	Travel expenses - Bankruptcy & Marketing	6,007.45
		Includes all travel for October 2014 for	
		Marketing/Sales and bankruptcy appearances	

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IV. ISC8, Inc.
Profit & Loss
November 2014

	Nov 14
Ordinary Income/Expense	
Cost of Goods Sold	
5000 · DIRECT COST OF SALES	
5010 · DIRECT LABOR	14,093.63
Total 5000 · DIRECT COST OF SALES	14,093.63
Total COGS	14,093.63
Gross Profit	(14,093.63)
Expense	
60000 · OVERHEAD	
60017 · PAYROLL TAXES	0.00
60038 · FEES & REGISTRATION	30.00
60040 · OPERATING SUPPLIES	303.09
60050 · TRAVEL	454.53
60053 · MEALS	205.25
60061 · REPAIRS & MAINT - EQUIP	262.45
60062 · SOFTWARE MAINTENANCE	418.75
60063 · EQUIPMENT LEASE	332.48
60066 · BLDG & STORAGE RENT-NonCorp	4,035.24
60067 · TAXES & LICENSES	3,718.37
60074 · OUTSIDE SERVICES	1,850.00
60076 · WEBSITE MAINTENANCE	1,500.00
Total 60000 · OVERHEAD	13,110.16
68000 · UNALLOWABLE OVERHEAD	
68087 · UNALLOWABLE PATENT AMORTZ	148.56
Total 68000 · UNALLOWABLE OVERHEAD	148.56
70000 · G & A Expenses	
70001 · INDIRECT LABOR	
70001 · INDIRECT LABOR - Other	(222,963.47)
Total 70001 · INDIRECT LABOR	(222,963.47)
70002 · OFFICERS LABOR	23,848.00
70003 · MARKETING LABOR	18,077.60
70038 · FEES & REGISTRATION	780.00
70044 · COPY & REPRODUCTION	684.17
70045 · FREIGHT & SHIPPING EXPENSE	291.74
70050 · TRAVEL	1,945.71
70053 · MEALS	851.03
70055 · MARKETING TRAVEL	1,067.08
70057 · TELEPHONE & COMM	942.11
70062 · SOFTWARE MAINTENANCE	79.00

IV. ISC8, Inc.
Profit & Loss
November 2014

	Nov 14
70063 · EQUIPMENT LEASE	337.47
70066 · BLDG & STORAGE RENT-NonCo	8,741.93
70067 · TAXES & LICENSES	1,370.97
70073 · LEGAL EXPENSE	4,000.00
70074 · OUTSIDE SERVICES	30,754.64
70079 · STOCK SVC/LISTING FEES	1,312.87
70083 · BUSINESS & BANK FEES	34.07
Total 70000 · G & A Expenses	(127,845.08)
78000 · UNALLOWABLE G & A	
78087 · UNALLOWABLE PATENT AMORTZ	5,952.00
Total 78000 · UNALLOWABLE G & A	5,952.00
79000 · ALLOCATION ACCOUNTS	
79100 · FACILITIES ALLOCATION	
7910005 · BUSINESS INSURANCE	(6,559.90)
7930016 · TELEPHONE & COMM EXP	1,199.40
Total 79100 · FACILITIES ALLOCATION	(5,360.50)
79200 · FRINGE BENEFIT ALLOCATION	
7920010 · GROUP INSURANCE	12,512.84
7920015 · PAYROLL TAX EXPENSE	6,170.30
Total 79200 · FRINGE BENEFIT ALLOCATION	18,683.14
Total 79000 · ALLOCATION ACCOUNTS	13,322.64
8200 · DIRECT IR&D COSTS	
8210 · IR&D DIRECT LABOR	43,620.00
8227 · IR&D Royalty Expense	16,667.00
Total 8200 · DIRECT IR&D COSTS	60,287.00
Total Expense	(35,024.72)
Net Ordinary Income	20,931.09
Other Income/Expense	
Other Income	
9205 · OTHER INCOME	60.00
Total Other Income	60.00
Other Expense	
9110 · INTEREST EXPENSE	46,033.15
9121 · Bank Charges	645.06
Total Other Expense	46,678.21

IV. ISC8, Inc.
Profit & Loss
November 2014

	Nov 14
Net Other Income	(46,618.21)
Net Income	(25,687.12)

ISC8, Inc.
Balance Sheet
As of November 30, 2014

	Nov 30, 14
ASSETS	
Current Assets	
Checking/Savings	
1000 · Cash & Cash Equivalents	405,655.34
Total Checking/Savings	405,655.34
Accounts Receivable	
1050 · Accounts Receivable	19,866.76
Total Accounts Receivable	19,866.76
Other Current Assets	
1059 · Irvine Sensors Receivable	11,893.79
1062 · Allowance-Other Receivable	(6,996.98)
1100 · Unbilled	110,709.15
1200 · INVENTORY, NET	120,567.54
1500 · Prepaid Expenses	15,242.45
Total Other Current Assets	251,415.95
Total Current Assets	676,938.05
Fixed Assets	
1600 · Property, Plant & Equip	551,013.81
1650 · Accumulated Depr & Amort	(468,710.34)
Total Fixed Assets	82,303.47
Other Assets	
1700 · Goodwill	393,621.18
1701 · Accum Amort - GW Impairment	(393,621.18)
1710 · DEPOSITS - LONG TERM	30,998.80
1720 · Patents & Trademarks	3,746.69
1740 · SOFTWARE TECHNOLOGY-BIVIO	500,000.00
1741 · ACCUM AMORT - SOFTWARE BIVIO	(152,371.20)
1742 · CUSTOMER RELATIONSHIP-BIVIO	100,000.00
1743 · ACCUM AMORT-CSMR RELATION BIVIO	(100,000.00)
1790 · Deferred Costs	31,872.33
1800 · IntraCompany	98,856.60
1810 · INTERCOMPANY RECEIVABLE - UK	3,644,297.45
1900 · INVESTMENT IN SUB - BIVIO	(278,935.00)
1901 · Investment in ISC8 Malaysia	17,916.62
Total Other Assets	3,896,382.29
TOTAL ASSETS	**4,655,623.81**
LIABILITIES & EQUITY	
Liabilities	

ISC8, Inc.
Balance Sheet
As of November 30, 2014

	Nov 30, 14
Current Liabilities	
Accounts Payable	
2000 · Accounts Payable	1,491,848.62
Total Accounts Payable	1,491,848.62
Other Current Liabilities	
2020 · Accrued Salaries	771,014.25
2090 · Other Accrued Expenses	2,292,728.86
2200 · DEFERRED REVENUE	111,041.47
2250 · ACCRUED LOSS ON CONTRACT	6,537.00
2260 · Advance Billings on Contracts	92,626.27
2270 · Customer Deposits	75,000.00
2450 · Short Term Notes Payable	8,079,842.31
2475 · ST - Capital Lease Obligations	265,844.34
2490 · Derivative Liability - ST	405,252.78
Total Other Current Liabilities	12,099,887.28
Total Current Liabilities	13,591,735.90
Long Term Liabilities	
2500 · Long Term Notes Payable	1,006,750.73
2550 · Pension Liability - LT	874,183.93
2575 · Derivative Liability - LT	392,100.00
2600 · Capital Lease Obligations - LT	45,938.25
Total Long Term Liabilities	2,318,972.91
Total Liabilities	15,910,708.81
Equity	
3002 · PREFERRED STOCK-SERIES B	8.66
3004 · PREFERRED STOCK-SERIES D	27.82
3050 · COMMON STOCK	2,550,819.33
3100 · PAID IN CAPITAL	232,183,192.54
3152 · Deferred Comp Liab-Rabbi Trust	773,234.00
3153 · Common Stock Held by Rabbi Trus	(773,234.00)
3154 · Minority Interest Subsidiaries	324,395.00
3201 · RETAINED EARNINGS	(245,711,674.95)
Net Income	(601,853.40)
Total Equity	(11,255,085.00)
TOTAL LIABILITIES & EQUITY	4,655,623.81

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	x	

The only payments made on pre-petition unsecured debt is pursuant to the pre-petition wage order entered in this case [Doc. #10]

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	x	

No.

3. State what progress was made during the reporting period toward filing a plan of reorganization

The Court set a deadline of January 21, 2015 for the Debtor to file its plan and disclosure statement. See, Scheduling Order Regarding Chapter 11 Status Conference [Doc. #133] entered on November 26, 2014. In November, the Debtor began contemplating whether or not it would move forward with an asset sale of its business as a going concern in its case or whether it would seek to reorganize its business.

4. Describe potential future developments which may have a significant impact on the case:

The Debtor began negotiations to sell its business as a going concern which sale would have a significant impact on the Debtor's case.

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

N/A

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	x	

N/A

I, Alfred M. Masse,
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

December 15, 2014
Date

[signature]
CRO for debtor-in-possession